UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21926

Morgan Stanley China A Share Fund, Inc.

(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York	10036
(Address of principal executive offices)	(Zip code)

John H. Gernon

522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)

Registrant's telephone number, including area code: 212-296-0289

Date of fiscal year end: December 31,

Date of reporting period: June 30, 2021

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Morgan Stanley Investment Management Inc.
Adviser

Morgan Stanley China A Share Fund, Inc. NYSE: CAF

Semi-Annual Report

June 30, 2021

Morgan Stanley China A Share Fund, Inc.

June 30, 2021

Table of Contents

Letter to Stockholders	3
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Investment Advisory Agreement Approval	21
Portfolio Management	24
Investment Policy	25
Dividend Reinvestment Plan	32
U.S. Customer Privacy Notice	33
Director and Officer Information	Back Cover

Morgan Stanley China A Share Fund, Inc.

June 30, 2021 (unaudited)

Letter to Stockholders

Performance

For the six months ended June 30, 2021, the Morgan Stanley China A Share Fund, Inc. (the "Fund") had total returns of 1.63%, based on net asset value, and 3.25% based on market value per share (including reinvestment of distributions), compared to its benchmarks, the MSCI China A Onshore Index (the "Index")*, which returned 4.80% and, the "China Blended Index", a custom blend of 80% of the MSCI China A Onshore Index and 20% of the MSCI China Index**, which returned 4.25%. On June 30, 2021, the closing price of the Fund's shares on the New York Stock Exchange was $22.87, representing a 10.28% discount to the Fund's net asset value per share. Past performance is no guarantee of future results.

Factors Affecting Performance

•  For the Fund, our overweight to the health care sector was the biggest contributor to returns as the sector rallied amid strong earnings growth. Our underweight to the financials sector also contributed as China's banking sector remained under pressure on concerns of lower lending rates and narrowing net interest margins. Our overweight allocation to and stock selection in utilities also added to returns.

•  Our stock selection in information technology detracted from returns as the market continued to reward high growth, high valuation companies, which we tended to avoid, while stocks with slower growth de-rated further. Our zero allocation to materials also detracted as the sector surged amid higher commodity prices. Our stock selection in the consumer discretionary sector also hampered returns as the share prices of home appliance companies we own declined on weak sales momentum.

•  China equities had a roller-coaster ride in the first half of 2021, surging in the beginning of the year on growth optimism and market exuberance, but giving back most of the gains by the end of the first quarter and moving sideways in the second quarter amid heightened uncertainties on inflation, growth and policy outlook. Despite strong corporate earnings, sentiment was dampened by China's ongoing antitrust campaign, tighter internet sector regulations and surging commodity prices.

•  There was wide performance dispersion across sectors during the period as market style shifted and investors looked for relative safe-haven assets amid heightened market volatility and policy uncertainty. The consumers, media and internet sectors, which had benefited from last year's COVID-19 lockdown and stay-at-home policy, underperformed in the first half of 2021 given lofty valuations and slowing growth. On the other hand, value stocks in the energy and materials sectors rallied on surging commodity prices amid economic reopening and tight supply. The health care sector continued to be favored by investors due to secular demand for medical services and limited impact from economic cycles. Thematic investment in renewable energy gained momentum amid the carbon neutrality initiative, boosting market segments related to electric vehicle, lithium battery, and solar and wind power supply chains.

Morgan Stanley China A Share Fund, Inc.

June 30, 2021 (unaudited)

Letter to Stockholders (cont'd)

•  Geopolitical tensions remained in the spotlight. In his first call with Joe Biden as U.S. president, Chinese President Xi Jinping called for a resumption of dialogue between the two countries and warned that a U.S.-China confrontation would be a "disaster." However, the high-level talks between the U.S. and China in Alaska quickly descended into bickering and recriminations, dampening market sentiment. President Biden also signed an executive order amending a ban on U.S. investment in Chinese companies initiated under his predecessor, blacklisting 59 firms with ties to China's military or in the surveillance industry. Separately, the European Parliament halted ratification of an investment pact with China until Beijing lifts sanctions on European Union (EU) politicians over the Xinjiang human rights dispute, deepening the tensions in Sino-European relations and denying EU companies greater access to China.

•  The Fund occasionally utilizes P-notes (participation notes) to gain access to China's A-share market. P-note exposure is intended to mirror the performance of the underlying stock. There is no leverage associated with P-notes.

Management Strategies

•  We retain our neutral outlook on the market for the near term, but we are bullish over the long term given China's continued reform and opening up, as well as rapid development in innovation and technology.

•  For the implications of the pandemic, we believe surviving companies with strong balance sheets and cash flow could become market share consolidators afterward, and thus likely long-term winners. In addition, the pandemic is likely to foster digital trends on both the consumer and enterprise sides, favoring companies that embrace and enable the digital transformation.

•  Our long-term view of the market hinges on whether the Chinese government can take the external pressure to further launch and implement reform measures. While the economic growth rate may slow down over time, reforms could help enhance the quality and sustainability of the economy, which in turn could help boost China's corporate return on equity and valuation multiple. There are also structural themes that will likely play out, including the ongoing industry consolidation and consumption upgrade. We expect "new economy" companies to deliver superior growth and attract market interest as the Chinese economy becomes increasingly innovation-driven.

•  While a portion of the market is very expensive relative to fundamentals, on the other hand it is easy for us to identify what we believe are good companies that are trading at attractive valuations. We believe most of the stocks in our portfolio are attractively priced quality growth stocks that can deliver sustainable growth in coming years.

Morgan Stanley China A Share Fund, Inc.

June 30, 2021 (unaudited)

Letter to Stockholders (cont'd)

•  As for the U.S.-China conflicts, given that the focus of our portfolio is on themes such as China's domestic consumption upgrade, health care, environmental protection, automation and robotics, we judge that the direct impact of trade friction to our portfolio companies is relatively limited. Overall, given all the macro uncertainties and challenges, we continue to hold overweight positions in sectors and stocks with less sensitivity to global and domestic macro risks, and we continue to prefer companies that we believe have relatively high quality, high certainty of earnings, healthy balance sheets, good cash flows, more predictable growth prospects and reasonable valuations.

Sincerely,

John H. Gernon
President and Principal Executive Officer  July 2021

*The MSCI China A Onshore Index is a free float-adjusted market capitalization index that is designed to capture large and mid cap representation across China securities listed on Shanghai and Shenzhen exchanges. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. It is not possible to invest directly in an index. Effective March 1, 2018, the MSCI China A Index was renamed the MSCI China A Onshore Index.

**The MSCI China Index is a free float-adjusted market capitalization index that captures large and mid cap representation across China A shares, H shares,
B shares, Red chips, P chips and foreign listings (e.g. ADRs). The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. It is not possible to invest directly in an index.

Morgan Stanley China A Share Fund, Inc.

June 30, 2021 (unaudited)

Portfolio of Investments

	Shares	Value (000)
COMMON STOCKS (83.8%)
Banks (8.7%)
Bank of Communications Co., Ltd., Class A	29,687,739	$22,514
China Merchants Bank Co., Ltd., Class A	322,900	2,708
Industrial & Commercial Bank of China Ltd., Class A	29,450,683	23,564
		48,786
Beverages (4.8%)
Kweichow Moutai Co., Ltd., Class A	84,301	26,833
Capital Markets (3.0%)
Huatai Securities Co. Ltd., Class A	6,762,815	16,537
Communications Equipment (0.8%)
Guangzhou Haige Communications Group, Inc. Co., Class A	3,111,802	4,556
Electrical Equipment (0.5%)
NARI Technology Co., Ltd., Class A	763,557	2,746
Electronic Equipment, Instruments & Components (6.1%)
Foxconn Industrial Internet Co., Ltd., Class A	7,251,296	13,927
Universal Scientific Industrial Shanghai Co., Ltd., Class A	7,797,832	20,287
		34,214
Food & Staples Retailing (0.6%)
Yixintang Pharmaceutical Group Co., Ltd., Class A	611,000	3,131
Food Products (5.8%)
Guangdong Haid Group Co. Ltd., Class A	238,900	3,017
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	2,061,115	11,748
Petpal Pet Nutrition Technology Co., Ltd., Class A	2,308,344	7,952
Toly Bread Co., Ltd., Class A	2,017,471	9,742
		32,459
Hotels, Restaurants & Leisure (2.2%)
Guangzhou Restaurant Group Co. Ltd., Class A	3,096,088	12,324
Household Durables (7.2%)
Gree Electric Appliances, Inc. of Zhuhai, Class A	2,463,159	19,861
Midea Group Co., Ltd., Class A	1,851,192	20,447
		40,308
	Shares	Value (000)
Independent Power Producers & Energy Traders (3.7%)
China Yangtze Power Co., Ltd., Class A	6,498,840	$20,759
Insurance (2.1%)
China Pacific Insurance Group Co., Ltd., Class A	730,600	3,276
China Pacific Insurance Group Co., Ltd. H Shares (a)	2,663,200	8,386
		11,662
Machinery (4.1%)
Jiangsu Hengli Hydraulic Co., Ltd., Class A	1,698,392	22,584
Media (4.2%)
Guangdong South New Media Co., Ltd., Class A	1,233,314	9,296
Shandong Publishing & Media Co., Ltd., Class A	15,766,834	14,006
		23,302
Pharmaceuticals (18.8%)
China Resources Sanjiu Medical & Pharmaceutical Co., Ltd., Class A	10,268,538	42,511
Jiangsu Hengrui Medicine Co., Ltd., Class A	2,112,532	22,222
Jiangsu Nhwa Pharmaceutical Co., Ltd., Class A	6,884,709	16,356
Mayinglong Pharmaceutical Group Co., Ltd., Class A	970,940	4,340
Yunnan Baiyao Group Co., Ltd., Class A	1,079,600	19,335
		104,764
Real Estate Management & Development (4.6%)
China Merchants Property Operation & Service Co. Ltd., Class A	1,786,067	4,749
China Merchants Shekou Industrial Zone Holdings Co., Ltd., Class A	7,490,877	12,695
China Vanke Co., Ltd., Class A	1,675,272	6,173
China Vanke Co., Ltd. H Shares (a)	620,000	1,940
		25,557

The accompanying notes are an integral part of the financial statements.

Morgan Stanley China A Share Fund, Inc.

June 30, 2021 (unaudited)

Portfolio of Investments (cont'd)

	Shares	Value (000)
Software (4.0%)
Beijing Thunisoft Corp., Ltd., Class A	7,546,820	$22,484
Specialty Retail (0.5%)
China Tourism Group Duty Free Corp., Ltd., Class A	62,853	2,919
Transportation Infrastructure (2.1%)
Jiangsu Expressway Co., Ltd., Class A	3,499,291	5,286
Shenzhen Airport Co., Ltd., Class A (b)	5,179,100	6,228
		11,514
TOTAL COMMON STOCKS (Cost $463,813)		467,439
SHORT-TERM INVESTMENT (5.1%)
Investment Company (5.1%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note E) (Cost $28,244)	28,243,837	28,244
TOTAL INVESTMENTS (88.9%) (Cost $492,057) (c)		495,683
OTHER ASSETS IN EXCESS OF LIABILITIES (11.1%)		62,155
NET ASSETS (100.0%)		$557,838

(a)  Security trades on the Hong Kong exchange.

(b)  Non-income producing security.

(c)  At June 30, 2021, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $29,383,000 and the aggregate gross unrealized depreciation is approximately $25,757,000, resulting in net unrealized appreciation of approximately $3,626,000.

Portfolio Composition

Classification	Percentage of Total Investments
Other**	31.2%
Pharmaceuticals	21.1
Banks	9.8
Household Durables	8.1
Electronic Equipment, Instruments & Components	6.9
Food Products	6.6
Short-Term Investments	5.7
Beverages	5.4
Real Estate Management & Development	5.2
Total Investments	100.0%

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley China A Share Fund, Inc.

June 30, 2021 (unaudited)

Financial Statements

Statement of Assets and Liabilities	June 30, 2021 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $463,813)	$467,439
Investment in Security of Affiliated Issuer, at Value (Cost $28,244)	28,244
Total Investments in Securities, at Value (Cost $492,057)	495,683
Foreign Currency, at Value (Cost $63,502)	63,194
Cash	—	@
Receivable from Affiliate	—	@
Other Assets	69
Total Assets	558,946
Liabilities:
Payable for Advisory Fees	697
Payable for Custodian Fees	269
Payable for Professional Fees	51
Payable for Administration Fees	37
Payable for Stockholder Servicing Agent Fees	1
Other Liabilities	53
Total Liabilities	1,108
Net Assets
Applicable to 21,881,465 Issued and Outstanding $0.01 Par Value Shares (100,000,000 Shares Authorized)	$557,838
Net Asset Value Per Share	$25.49
Net Assets Consist of:
Common Stock	$219
Paid-in-Capital	505,499
Total Distributable Earnings	52,120
Net Assets	$557,838

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley China A Share Fund, Inc.

June 30, 2021 (unaudited)

Financial Statements (cont'd)

Statement of Operations	Six Months Ended June 30, 2021 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $465 of Foreign Taxes Withheld)	$4,143
Interest from Securities of Unaffiliated Issuers (Net of $1 of Foreign Taxes Withheld)	32
Dividends from Security of Affiliated Issuer (Note E)	1
Total Investment Income	4,176
Expenses:
Advisory Fees (Note B)	4,184
Custodian Fees (Note D)	313
Administration Fees (Note C)	223
Professional Fees	75
Stockholder Reporting Expenses	27
Stockholder Servicing Agent Fees	8
Directors' Fees and Expenses	5
Other Expenses	15
Total Expenses	4,850
Rebate from Morgan Stanley Affiliate (Note E)	(2)
Net Expenses	4,848
Net Investment Loss	(672)
Realized Gain:
Investments Sold	37,999
Foreign Currency Translation	194
Net Realized Gain	38,193
Change in Unrealized Appreciation (Depreciation):
Investments	(28,257)
Foreign Currency Translation	(324)
Net Change in Unrealized Appreciation (Depreciation)	(28,581)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	9,612
Net Increase in Net Assets Resulting from Operations	$8,940

The accompanying notes are an integral part of the financial statements.

Morgan Stanley China A Share Fund, Inc.

June 30, 2021

Financial Statements (cont'd)

Statements of Changes in Net Assets	Six Months Ended June 30, 2021 (unaudited) (000)	Year Ended December 31, 2020 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$(672)	$3,234
Net Realized Gain	38,193	51,828
Net Change in Unrealized Appreciation (Depreciation)	(28,581)	6,276
Net Increase in Net Assets Resulting from Operations	8,940	61,338
Dividends and Distributions to Stockholders	—	(50,427)
Total Increase	8,940	10,911
Net Assets:
Beginning of Period	548,898	537,987
End of Period	$557,838	$548,898

The accompanying notes are an integral part of the financial statements.

Morgan Stanley China A Share Fund, Inc.

June 30, 2021

Financial Highlights

Selected Per Share Data and Ratios

	Six Months Ended June 30, 2021		Year Ended December 31,
	(unaudited)		2020		2019		2018		2017		2016(1)
Net Asset Value, Beginning of Period	$25.09		$24.59		$21.38		$28.14		$20.78		$23.47
Net Investment Income (Loss)(2)	(0.03)		0.15		0.14		0.10		0.03		0.10
Net Realized and Unrealized Gain (Loss)	0.43		2.65		3.89		(5.13)		8.54		(1.99)
Total from Investment Operations	0.40		2.80		4.03		(5.03)		8.57		(1.89)
Distributions from and/or in excess of:
Net Investment Income	—		(0.23)		(0.10)		(0.12)		(0.03)		(0.08)
Net Realized Gain	—		(2.07)		(0.72)		(1.61)		(1.18)		(0.72)
Total Distributions	—		(2.30)		(0.82)		(1.73)		(1.21)		(0.80)
Net Asset Value, End of Period	$25.49		$25.09		$24.59		$21.38		$28.14		$20.78
Per Share Market Value, End of Period	$22.87		$22.15		$21.72		$18.26		$23.38		$16.99
TOTAL INVESTMENT RETURN:(3)
Market Value	3.25	%(6)	12.56%		23.43%		(14.61)%		44.48%		(10.98)%
Net Asset Value	1.63	%(6)	12.57%		19.35%		(16.93)%		42.18%		(7.64)%
RATIOS TO AVERAGE NET ASSETS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$557,838		$548,898		$537,987		$467,760		$615,678		$454,673
Ratio of Expenses	1.74	%(4)(7)	1.75	%(4)	1.74	%(4)	1.73	%(4)	1.76	%(4)	1.82	%(4)
Ratio of Net Investment Income (Loss)	(0.24	)%(4)(7)	0.60	%(4)	0.58	%(4)	0.38	%(4)	0.11	%(4)	0.45	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)(7)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	51	%(6)	112%		109%		113%		71%		69%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of the Fund. The Ratio of Expenses to Average Net Assets would have been 0.01% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund. Total returns are based upon the market value and net asset value on the last business day of each period.

(4)  The Ratio of Expenses and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley China A Share Fund, Inc.

June 30, 2021 (unaudited)

Notes to Financial Statements

The Morgan Stanley China A Share Fund, Inc. (the "Fund") was incorporated in Maryland on July 6, 2006 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Fund applies investment company accounting and reporting guidance. The Fund's investment objective is to seek capital growth by investing, under normal circumstances, at least 80% of its assets in A-shares of Chinese companies listed on the Shanghai and Shenzhen Stock Exchanges. The prices of A-shares are quoted in Renminbi ("RMB"), and only Chinese domestic investors and certain Qualified Foreign Institutional Investors ("QFII") are allowed to trade A-shares outside of the Stock Connect programs. To the extent that the Fund invests in derivative or other instruments that are structured to be positively correlated and linked to China A shares, such investments will be counted for purposes of the Fund's policy as stated above. To the extent the Fund makes such investments, the Fund will be subject to the risks of such derivative or other instruments as described herein.

The Fund's adviser, Morgan Stanley Investment Management Inc. (the "Adviser"), had obtained a QFII license pursuant to which it was authorized to invest in China A-shares and other permitted China securities on behalf of the Fund up to its specified investment quota of $200,000,000, as updated, modified or renewed from time to time (the "A-share Quota"). The Adviser had received an increase of $250,000,000 to its A-share Quota, of which approximately $138,000,000 was utilized through a rights offering in August 2010. On May 7, 2020, the People's Bank of China and the State Administration of Foreign Exchange jointly issued the Regulations on Funds of Securities and Futures Investment by Foreign Institutional Investors (PBOC & SAFE Announcement [2020] No. 2), which came into effect on June 6, 2020. The new regulations unify and supersede the rules applicable to QFII and RQFII regimes. One of the key changes of the new regulations is the removal of quota restrictions on investment by QFII and RQFII. There is no guarantee that the new regulations will not be modified in the future.

Securities purchased by the Adviser in its capacity as a QFII, on behalf of the Fund, are credited to a securities trading account with the Fund's QFII Custodian in China. All capital gains and income that the Fund earns on investments in China A-shares are held in that account, and may be repatriated subject to an undertaking for tax clearance by the QFII to the Fund's QFII custodian, except where the Fund is wound up, in which case the repatriation of capital gains and income shall be subject to tax filing clearance by the Shanghai Tax Bureau. Failure to provide the tax payment confirmation on a timely basis could adversely affect the Fund's ability to distribute taxable income and capital gains and cause the Fund to become liable for the payment of U.S. federal income tax. See Note F. Federal Income Taxes.

A.  Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between

Morgan Stanley China A Share Fund, Inc.

June 30, 2021 (unaudited)

Notes to Financial Statements (cont'd)

the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If the Adviser, a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

  The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to

Morgan Stanley China A Share Fund, Inc.

June 30, 2021 (unaudited)

Notes to Financial Statements (cont'd)

the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

  The following is a summary of the inputs used to value the Fund's investments as of June 30, 2021:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Banks	$48,786	$—	$—	$48,786
Beverages	26,833	—	—	26,833
Capital Markets	16,537	—	—	16,537
Communications Equipment	4,556	—	—	4,556
Electrical Equipment	2,746	—	—	2,746
Electronic Equipment, Instruments & Components	34,214	—	—	34,214

Morgan Stanley China A Share Fund, Inc.

June 30, 2021 (unaudited)

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets: (cont'd)
Common Stocks (cont'd)
Food & Staples Retailing	$3,131	$—	$—	$3,131
Food Products	32,459	—	—	32,459
Hotels, Restaurants & Leisure	12,324	—	—	12,324
Household Durables	40,308	—	—	40,308
Independent Power Producers & Energy Traders	20,759	—	—	20,759
Insurance	11,662	—	—	11,662
Machinery	22,584	—	—	22,584
Media	23,302	—	—	23,302
Pharmaceuticals	104,764	—	—	104,764
Real Estate Management & Development	25,557	—	—	25,557
Software	22,484	—	—	22,484
Specialty Retail	2,919	—	—	2,919
Transportation Infrastructure	11,514	—	—	11,514
Total Common Stocks	467,439	—	—	467,439
Short-Term Investment Investment Company	28,244	—	—	28,244
Total Assets	$495,683	$—	$—	$495,683

  Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments:  The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

  Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

  Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

  A significant portion of the Fund's net assets consist of securities of issuers located in China which are denominated

Morgan Stanley China A Share Fund, Inc.

June 30, 2021 (unaudited)

Notes to Financial Statements (cont'd)

in foreign currencies. Changes in currency exchange rates will affect the value of securities and investment income from such securities. In general, Chinese securities are subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States.

  In addition, Chinese securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty. Such securities may be concentrated in a single or a limited number of countries and regions and may vary throughout the year.

4.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.  Dividends and Distributions to Stockholders: Dividends and distributions to stockholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

6.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis except where collection is in doubt and is recorded net of foreign withholding tax. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividends and distributions are recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

B.  Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, calculated weekly and payable monthly, at an annual rate of 1.50% of the Fund's average weekly net assets.

C.  Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average weekly net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D.  Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E.  Security Transactions and Transactions with Affiliates: For the six months ended June 30, 2021, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $265,573,000 and $345,428,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2021.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the

Morgan Stanley China A Share Fund, Inc.

June 30, 2021 (unaudited)

Notes to Financial Statements (cont'd)

advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the six months ended June 30, 2021, advisory fees paid were reduced by approximately $2,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the six months ended June 30, 2021 is as follows:

Affiliated Investment Company	Value December 31, 2020 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$9,996	$85,317	$67,069	$1
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value June 30, 2021 (000)
Liquidity Funds	$—	$—	$28,244

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the six months ended June 30, 2021, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan

Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

F.  Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2020 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax

Morgan Stanley China A Share Fund, Inc.

June 30, 2021 (unaudited)

Notes to Financial Statements (cont'd)

purposes. The tax character of distributions paid during fiscal years 2020 and 2019 was as follows:

2020 Distributions Paid From:		2019 Distributions Paid From:
Ordinary Income (000)	Long-term Capital Gain (000)	Ordinary Income (000)	Long-term Capital Gain (000)
$41,121	$9,306	$17,647	$310

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2020.

At December 31, 2020, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-term Capital Gain (000)
$12,728	$2,956

Due to recent changes mentioned above, failure to provide the tax payment confirmation on a timely basis could adversely affect the Fund's ability to distribute taxable income and capital gains. Therefore, the Fund reserves the right not to pay any dividends, or to delay the payment thereof, in the event that the Adviser is not satisfied that the Fund can or will be able to fund such dividends through the repatriation of funds from China.

This may cause the Fund to become liable for the payment of U.S. federal income tax.

G.  Other: Under the Corporate Income Tax ("CIT") Law, People's Republic of China ("PRC") tax resident enterprises are taxed at the CIT rate of 25%. Pursuant to the CIT Law and its detailed implementation rules, a non-PRC tax resident who does not establish a permanent establishment in China (or which has a permanent establishment in China but income derived is not effectively connected with such permanent establishment) is subject to PRC Withholding Income Tax ("WIT") of 10% on PRC sourced income (including but not limited to passive income such as dividends, interest, gains from transfer of assets) unless the statutory WIT of 10% is subject to reduction or exemption in accordance with the applicable tax treaty signed with the PRC.

The current U.S. and PRC tax treaty exempts gains realized on the sale of Chinese securities from the capital gain tax, with the exception of securities in land-rich companies which are companies that have greater than 50% of their assets in land or immovable properties in China.

In November 2014, China's Ministry of Finance ("MOF") and State Administration of Taxation ("SAT") published Caishui [2014] No. 79 ("Circular 79"), which provided that QFIIs are temporarily exempt from WIT with respect to gains derived from the trading of PRC equity investments such as A-Shares on or after November 17, 2014. Circular 79 provided no indication on how long the temporary exemption would be extended. Circular 79 also confirmed that pre-November 17, 2014 gains derived by QFIIs were taxable according to prevailing laws.

The MOF and SAT published Caishui [2014] No.81 and Caishui [2016] No.127, which provided that foreign investors are temporarily exempt from WIT in respect of gains derived from trading in China A-shares through Stock Connect. The circulars provided no indication on how long the temporary exemption would be extended.

Morgan Stanley China A Share Fund, Inc.

June 30, 2021 (unaudited)

Notes to Financial Statements (cont'd)

The tax law and regulations of China are subject to change, and may be changed with retrospective effect. The interpretation and applicability of tax law and regulations by PRC tax authorities are not as consistent and transparent as those of more developed nations, and may vary from region to region. Accordingly, China taxes and duties payable by the QFII may change at any time.

As permitted by the Fund's offering prospectus, on June 19, 2007, the Directors approved a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund's shares trade from their NAV. Since the inception of the program, the Fund has not repurchased any of its shares in part because the Fund's ability to repatriate capital gains and income out of China. The Directors regularly monitor the Fund's share repurchase program as part of their review and consideration of the Fund's premium/discount history. The Fund may only repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives and subject to review by the Directors and the Fund's ability to repatriate capital gains and income out of China. You can access information about the monthly share repurchase results through Morgan Stanley Investment Management's website: www.morganstanley.com/im/closedendfundsshareholderreports.

At June 30, 2021, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 56.5%.

H.  Results of Annual Meeting of Stockholders: On June 24, 2021, an annual meeting of the Fund's stockholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all stockholders:

	For	Against
Patricia Maleski	14,124,946	4,246,613
Nancy C. Everett	14,131,406	4,240,153
Michael F. Klein	13,420,688	4,950,871
W. Allen Reed	13,441,684	4,929,875

I.  Market Risk: Certain impacts to public health conditions particular to the coronavirus ("COVID-19") outbreak could impact the operations and financial performance of certain of the Fund's investments. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

Morgan Stanley China A Share Fund, Inc.

June 30, 2021 (unaudited)

Notes to Financial Statements (cont'd)

For More Information About Portfolio Holdings

The Fund provides a complete schedule of portfolio holdings in its Semi-Annual and Annual Reports within 60 days of the end of the Fund's second and fourth fiscal quarters. The Semi-Annual Reports and the Annual Reports are filed electronically with the SEC on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com/im/closedendfundsshareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the Fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov).

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by providing the information on its public website, www.morganstanley.com/im/closedendfundsshareholderreports. The Fund provides a complete schedule of portfolio holdings on the public website on a monthly basis at least 15 calendar days after month end and under other conditions as described in the Fund's policy on portfolio holdings disclosure. You may obtain copies of the Fund's monthly website postings by calling toll free 1(800) 231-2608.

Proxy Voting Policy and Procedures and Proxy Voting Record

A copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling toll free 1(800) 231-2608 or by visiting our website at www.morganstanley.com/im/closedendfundsshareholderreports. This information is also available on the SEC's web site at www.sec.gov.

Morgan Stanley China A Share Fund, Inc.

June 30, 2021 (unaudited)

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser, Sub-Adviser and Administrator together are referred to as the "Adviser" and the advisory, sub-advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2020, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was below its peer group average for the one-, three-, and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. When a fund's management fee and/or its total expense ratio are higher than its peers, the Board and the Adviser discuss the reasons for this and, where appropriate, they discuss possible waivers and/or caps. The Board noted that the Fund's management fee and total expense ratio were higher than its peer group averages. After discussion, the Board concluded that the Fund's performance, management fee and total expense ratio were acceptable.

Morgan Stanley China A Share Fund, Inc.

June 30, 2021 (unaudited)

Investment Advisory Agreement Approval (cont'd)

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board considered that, with respect to closed-end funds, the assets are not likely to grow with new sales or grow significantly as a result of capital appreciation. The Board concluded that economies of scale for the Fund were not a factor that needed to be considered at the present time.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

Morgan Stanley China A Share Fund, Inc.

June 30, 2021 (unaudited)

Investment Advisory Agreement Approval (cont'd)

As part of the Board's review, the Board received information from management on the impact of the COVID-19 pandemic on the firm generally and the Adviser and the Fund in particular including, among other information, the pandemic's current and expected impact on the Fund's performance and operations.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley China A Share Fund, Inc.

June 30, 2021 (unaudited)

Portfolio Management

The Fund is managed within the Emerging Markets Equity team. The team consists of portfolio managers and analysts. The members of the team primarily responsible for the day-to-day management of the Fund's portfolio is Gary Cheung, a Managing Director of the Adviser. Effective March 31, 2021, Leon Sun, a Managing Director of Morgan Stanley Asia Limited ("MSAL"), will also serve as a portfolio manager of the Fund.

Mr. Cheung has been associated with the Adviser since February 2017, with Morgan Stanley Investment Management Company in an investment management capacity since June 2008 and began managing the Fund in February 2012. Mr. Sun has been associated with MSAL since March 2021. Prior to joining MSAL, Mr. Sun was a Senior Portfolio Manager and Head of Investments for Hong Kong and China at a major asset management firm since 2011.

In rendering investment advisory services to the Fund, the Adviser uses the portfolio management, research and other resources of a foreign (non-U.S.) affiliate of MSIM Inc. that is not registered under the Investment Advisers Act of 1940, as amended, and may provide services to the Fund through a "participating affiliate" arrangement, as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser.

Morgan Stanley China A Share Fund, Inc.

June 30, 2021 (unaudited)

Investment Policy

Derivatives

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. A derivative is a financial instrument whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. In addition, proposed regulatory changes by the Securities and Exchange Commission ("SEC") relating to a mutual fund's use of derivatives could potentially limit or impact the Fund's ability to invest in derivatives and adversely affect the value or performance of the Fund or its derivative investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objective, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund may use and their associated risks:

Contracts for Difference ("CFD"). A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument's value at the end of the contract. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are typically both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. A CFD is usually terminated at the buyer's initiative. The seller of the CFD will simply match the exposure of the underlying instrument in the open market and the parties will exchange whatever payment is due. As is the case with owning any financial instrument, there is the risk of loss associated with buying a CFD. For example, if the Fund buys a long CFD and the underlying security is worth less at the end of the contract, the Fund would be required to make a payment to the seller and would suffer a loss. Also, there may be liquidity risk if the underlying instrument is illiquid because the liquidity of a CFD is based on the liquidity of the underlying instrument. A further risk is that adverse movements in the underlying security will require the buyer to post additional margin. CFDs also carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract, and of the Fund's shares, may be reduced. The Fund will not enter into a CFD transaction that is inconsistent with its investment objective, policies and strategies.

Morgan Stanley China A Share Fund, Inc.

June 30, 2021 (unaudited)

Investment Policy (cont'd)

Foreign Currency Forward Exchange Contracts. In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. The Fund may also invest in non-deliverable foreign currency forward exchange contracts ("NDFs"). NDFs are similar to other foreign currency forward exchange contracts, but do not require or permit physical delivery of currency upon settlement. Instead, settlement is made in cash based on the difference between the contracted exchange rate and the spot foreign exchange rate at settlement. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency and proxy hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that currency contracts create exposure to currencies in which the Fund's securities are not denominated. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase or decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Options. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument or foreign currency at an agreed-upon price typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency or futures contract on the underlying instrument or foreign currency at an agreed-upon price typically in exchange for a premium received by the Fund. When options are purchased over-the-counter ("OTC"),

Morgan Stanley China A Share Fund, Inc.

June 30, 2021 (unaudited)

Investment Policy (cont'd)

the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Structured Investments. The Fund also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Swaps. The Fund may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non- performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Fund's use of swaps may include those based on the credit of an underlying security, commonly referred to as "credit default swaps." Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event of the issuer of the referenced debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event of the issuer of the referenced debt obligation. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related

Morgan Stanley China A Share Fund, Inc.

June 30, 2021 (unaudited)

Investment Policy (cont'd)

regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

Special Risks Related to Cyber Security

The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems; compromises to networks or devices that the Fund and its service providers use to service the Fund's operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its stockholders, potentially resulting in, among other things, financial losses; the inability of Fund stockholders to transact business and the Fund to process transactions; inability to calculate the Fund's NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund's investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

Market and Geopolitical Risk

The value of your investment in the Fund is based on the values of the Fund's investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. Volatility and disruption in financial markets and economies may be sudden and unexpected, expose the Fund to greater risk, including risks associated with reduced market liquidity and fair valuation, and adversely affect the Fund's operations. For example, the Adviser potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions and reduced market liquidity may impact the Fund's ability to sell securities to meet redemptions.

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund's portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. Other financial, economic and other global market and social developments or disruptions may result in similar adverse circumstances, and it is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). In general, the securities or other instruments that the Adviser believes represent an attractive

Morgan Stanley China A Share Fund, Inc.

June 30, 2021 (unaudited)

Investment Policy (cont'd)

investment opportunity or in which the Fund seeks to invest may be unavailable entirely or in the specific quantities sought by the Fund. As a result, the Fund may need to obtain the desired exposure through a less advantageous investment, forgo the investment at the time or seek to replicate the desired exposure through a derivative transaction or investment in another investment vehicle. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund's portfolio. There is a risk that you may lose money by investing in the Fund.

Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., the novel coronavirus outbreak, epidemics and other pandemics), terrorism, conflicts and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies and financial markets and the Adviser's investment advisory activities and services of other service providers, which in turn could adversely affect the Fund's investments and other operations.

Foreign and Emerging Market Securities

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Fund's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Fund's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund's investments in such securities harder to value. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than risks associated with

Morgan Stanley China A Share Fund, Inc.

June 30, 2021 (unaudited)

Investment Policy (cont'd)

investments in foreign developed countries. In addition, the Fund's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates.

Exchange-Listed Equities via Stock Connect Program

The Shanghai-Hong Kong Stock Connect program and the recently launched Shenzhen-Hong Kong Stock Connect programs ("Stock Connect") allows non-Chinese investors (such as the Fund) to purchase certain listed equities via brokers in Hong Kong. Although Stock Connect allows non-Chinese investors to trade Chinese equities without a license, purchases of securities through Stock Connect are subject to daily market-wide quota limitations, which may prevent the Fund from purchasing Stock Connect securities when it is otherwise advantageous to do so. An investor cannot purchase and sell the same security on the same trading day, which may restrict the Fund's ability to invest in China A-shares through Stock Connect and to enter into or exit trades where it is advantageous to do so on the same trading day. Because Stock Connect trades are routed through Hong Kong brokers and the Hong Kong Stock Exchange, Stock Connect is affected by trading holidays in either China or Hong Kong, and there are trading days in China when Stock Connect investors will not be able to trade. As a result, prices of securities purchased through Stock Connect may fluctuate at times when the Fund is unable to add to or exit its position. Only certain China A-shares are eligible to be accessed through Stock Connect. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through Stock Connect. Because Stock Connect is relatively new, its effects on the market for trading China A-shares are uncertain. In addition, the trading, settlement and IT systems required to operate Stock Connect are relatively new and continuing to evolve. In the event that the relevant systems do not function properly, trading through Stock Connect could be disrupted.

Stock Connect is subject to regulation by both Hong Kong and China. There can be no assurance that further regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations. Stock Connect transactions are not covered by investor protection programs of either the Hong Kong or Shanghai and Shenzhen Stock Exchanges, although any default by a Hong Kong broker should be subject to established Hong Kong law. In China, Stock Connect securities are held on behalf of ultimate investors (such as the Fund) by the Hong Kong Securities Clearing Company Limited ("HKSCC") as nominee. While Chinese regulators have affirmed that the ultimate investors hold a beneficial interest in Stock Connect securities, the law surrounding such rights is in its early stages and the mechanisms that beneficial owners may use to enforce their rights are untested and therefore pose uncertain risks. Further, courts in China have limited experience in applying the concept of beneficial ownership and the law surrounding beneficial ownership will continue to evolve as they do so. There is accordingly a risk that as the law is tested and developed, the Fund's ability to enforce its ownership rights may be negatively impacted. The Fund may not be able to participate in corporate actions affecting Stock Connect securities due to time constraints or for other operations reasons. Similarly, the Fund will not be able to vote in shareholders' meetings except through HKSCC and will not be able to attend shareholders' meetings. Stock Connect trades are settled in Renminbi (RMB), the Chinese currency, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed.

Stock Connect trades are either subject to certain pre-trade requirements or must be placed in special segregated accounts that allow brokers to comply with these pre-trade requirements by confirming that the selling shareholder has sufficient Stock Connect securities to complete the sale. If the Fund does not utilize a special segregated account, the Fund will not be able to sell the shares on any

Morgan Stanley China A Share Fund, Inc.

June 30, 2021 (unaudited)

Investment Policy (cont'd)

trading day where it fails to comply with the pre-trade checks. In addition, these pre-trade requirements may, as a practical matter, limit the number of brokers that the Fund may use to execute trades. While the Fund may use special segregated accounts in lieu of the pre-trade check, some market participants have yet to fully implement IT systems necessary to complete trades involving securities in such accounts in a timely manner. Market practice with respect to special segregated accounts is continuing to evolve. Investments via Stock Connect are subject to regulation by Chinese authorities. Chinese law may require aggregation of a Fund's holding of Stock Connect securities with securities of other clients of the Adviser for purposes of disclosing positions held to the market, acquiescing to trading halts that may be imposed until regulatory filings are completed or complying with China's short-term trading rules.

Determination of NAV

The Fund determines the NAV per share as of the close of the NYSE (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for business. Shares generally will not be priced on days that the NYSE is closed. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day and calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. The Fund may elect to price its shares on days when the NYSE is closed but the primary securities markets on which the Fund's securities trade remain open.

Morgan Stanley China A Share Fund, Inc.

June 30, 2021 (unaudited)

Dividend Reinvestment Plan

Pursuant to the Dividend Reinvestment Plan (the "Plan"), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the "Plan Agent") is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares.

Dividend and capital gain distributions ("Distribution") will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Directors. Should the Fund declare a Distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent's fees for the reinvestment of a Distribution will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have Distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley China A Share Fund, Inc.
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233
1 (800) 231-2608
Monday–Friday between 8:30 a.m. and 6:00 p.m. (EDT)

Morgan Stanley China A Share Fund, Inc.

June 30, 2021 (unaudited)

U.S. Customer Privacy Notice  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share

Morgan Stanley China A Share Fund, Inc.

June 30, 2021 (unaudited)

U.S. Customer Privacy Notice (cont'd)  April 2021

For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Morgan Stanley China A Share Fund, Inc.

June 30, 2021 (unaudited)

U.S. Customer Privacy Notice (cont'd)  April 2021

Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

Directors

Frank L. Bowman
Kathleen A. Dennis
Nancy C. Everett
Jakki L. Haussler
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Patricia Maleski
W. Allen Reed, Chair of the Board

Officers

John H. Gernon
President and Principal Executive Officer

Timothy J. Knierim
Chief Compliance Officer

Francis J. Smith
Treasurer and Principal Financial Officer

Mary E. Mullin
Secretary

Michael J. Key
Vice President

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Stockholder Servicing Agent

Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call toll free 1 (800) 231-2608 or visit our website at www.morganstanley.com/im/closedendfundsshareholderreports. All investments involve risks, including the possible loss of principal.

© 2021 Morgan Stanley

CECAFSAN
3651352 EXP 08.31.22

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to annual reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

REGISTRANT PURCHASE OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
January 2021	—		N/A	N/A
February 2021	—		N/A	N/A
March 2021	—		N/A	N/A
April 2021	—		N/A	N/A
May 2021	—		N/A	N/A
June 2021	—		N/A	N/A
Total	—	$—	N/A	N/A

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominee to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

Item 11. Controls and Procedures

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the most recent fiscal half-year period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	For the Semi-Annual period June 30 2021, the Fund earned income and incurred the following costs and expenses as a result of its securities lending activities:

Fund	Gross Income[1]	Revenue Split[2]	Cash Collateral Management Fees[3]	Administrative Fees[4]	Indemnification Fees[5]	Rebates to Borrowers	Other Fees	Total Costs of the Securities Lending Activities	Net Income from the Securities Lending Activities
Morgan Stanley China A Share Fund, Inc.	NA	NA	NA	NA	NA	NA	NA	NA	NA

[1]	Gross income includes income from the reinvestment of cash collateral.
[2]	Revenue split represents the share of revenue generated by the securities lending program and paid to State Street.
[3]	Cash collateral management fees include fees deducted from a pooled cash collateral reinvestment vehicle that are not included in the revenue split.
[4]	These administrative fees are not included in the revenue split.
[5]	These indemnification fees are not included in the revenue split.

(b)	Pursuant to an agreement between the Fund and State Street Bank and Trust Company (“State Street”), the Fund may lend its securities through State Street as securities lending agent to certain qualified borrowers. As securities lending agent of the Fund, State Street administers the Fund’s securities lending program. These services include arranging the loans of securities with approved borrowers and their return to the Fund upon loan termination, negotiating the terms of such loans, selecting the securities to be loaned and monitoring dividend activity relating to loaned securities. State Street also marks to market daily the value of loaned securities and collateral and may require additional collateral as necessary from borrowers. State Street may also, in its capacity as securities lending agent, invest cash received as collateral in pre-approved investments in accordance with the Securities Lending Authorization Agreement. State Street maintains records of loans made and income derived therefrom and makes available such records that the Fund deems necessary to monitor the securities lending program.

Item 13. Exhibits

(a) Code of Ethics – Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as part of EX-99.CERT.

(c) Section 906 certification.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley China A Share Fund, Inc.

/s/ John H. Gernon

John H. Gernon

Principal Executive Officer

August 18, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon

John H. Gernon

Principal Executive Officer

August 18, 2021

/s/ Francis Smith

Francis Smith

Principal Financial Officer

August 18, 2021